EX-5.b


RETIREMENT LATITUDES(SM) (01/07)           JACKSON NATIONAL LIFE
                                           INSURANCE COMPANY(R)[GRAPHIC OMITTED]
FIXED AND VARIABLE ANNUITY
APPLICATION (VA310)                               Home Office: Lansing, Michigan
                                                                     WWW.JNL.COM
See back page for mailing address.

USE DARK INK ONLY

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

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REGISTRATION INFORMATION
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OWNER'S NAME (FIRST)            (MIDDLE)          (LAST)         Date of Birth (mm/dd/yyyy)         __ SSN   __ TIN (include dashes)

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Home Address (Physical Address Required)                        CITY, STATE, ZIP

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Mailing Address (if different from Home Address)                CITY, STATE, ZIP

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Age      Sex       U.S. Citizen        Phone No. (include area code)           E-Mail Address          Broker/Dealer Account Number
      __ M __ F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                    __ SSN   __ TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the Contract.)

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Home Address (Physical Address Required)                        CITY, STATE, ZIP        RELATIONSHIP TO OWNER (CHECK ONE)
                                                                                        __ Spouse
                                                                                        __ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex           U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                         __ M __ F     __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                                  __ SSN   __ TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP                RELATIONSHIP TO OWNER (CHECK ONE)
                                                                                        __ Spouse
                                                                                        __ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex           U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                         __ M __ F     __ Yes __ No
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JOINT ANNUITANT'S NAME                                                  __ SSN   __ TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP                RELATIONSHIP TO OWNER (CHECK ONE)
                                                                                        __ Spouse
                                                                                        __ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex           U.S. Citizen       Phone No. (include area code)
                                         __ M __ F     __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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               Name                                 __ SSN   __ TIN (include dashes)            Percentage (%)

Primary        ---------------------------------------------------------------------------------------------------------------------
               RELATIONSHIP TO OWNER (CHECK ONE)    Date of Birth (mm/dd/yyyy)    Address (number and street)     City, State, ZIP
               __ Spouse
               __ Other _________________

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__ Primary     Name                                 __ SSN   __ TIN (include dashes)            Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               RELATIONSHIP TO OWNER    Address (number and street)             City, State, ZIP

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__ Primary     Name                                 __ SSN   __ TIN (include dashes)            Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               RELATIONSHIP TO OWNER    Address (number and street)             City, State, ZIP

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__ Primary     Name                                 __ SSN   __ TIN (include dashes)            Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               RELATIONSHIP TO OWNER    Address (number and street)             City, State, ZIP

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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. On written request, the Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR
OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.

VDA 310                                                                                                                  V5673 01/07

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ANNUITY TYPE                                                                    TRANSFER INFORMATION
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__ Non-Tax Qualified                      __ IRA - Individual*                  __ IRC 1035 Exchange
__ 401(k) Qualified Savings Plan          __ IRA - Custodial                    __ Direct Transfer
__ HR-10 (Keogh) Plan                     __ IRA - Roth*                        __ Direct Rollover
__ 403(b) TSA (Direct Transfer Only)      *Tax Contribution Years and Amounts:  __ Non-Direct Rollover
__ IRA - SEP                                Year:______   $______
__ Other ___________________________        Year:______   $______

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OPTIONAL DEATH BENEFITS
                  ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:

     1. ___ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
     2. ___ Highest Anniversary Value Death Benefit
     3. ___ Combination of Options 1 and 2 above.

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS
                     ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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     A. EARNINGS PROTECTION BENEFIT
        __ EarningsMax(R)

     B. WITHDRAWAL OPTIONS
        (MAY SELECT ONLY ONE)
        __ 20% Free Withdrawal Benefit (1, 2)
        __ 4-Year Withdrawal Charge Schedule (2)

     C. CONTRACT ENHANCEMENT OPTIONS
        (MAY SELECT ONLY ONE)
        __ 4% of first-year premium
        __ 5% of first-year premium (2)

     D. GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)
     Guaranteed Minimum Income Benefit Option
        __ FUTUREGUARD(SM)

     Guaranteed Minimum Withdrawal Benefit (GMWB) Options
        __ SAFEGUARD 7 PLUS(SM)
           (7% GMWB)
        __ AUTOGUARD(SM)
           (5% GMWB with Annual Step-Up)
        __ LIFEGUARD PROTECTOR ADVANTAGE(SM)
           (5% For Life GMWB with Bonus and Annual Step-Up)
        __ LIFEGUARD PROTECTOR(SM)
           (5% For Life GMWB with Annual Step-Up)
        __ LIFEGUARD PROTECTOR WITH JOINT OPTION(SM) (3, 4)
           (Joint 5% For Life GMWB with Annual Step-Up)
        __ LIFEGUARD PROTECTOR PLUS(SM)
           (5% For Life GMWB with Bonus and 5-Year Step-Up)
        __ LIFEGUARD PROTECTOR PLUS WITH JOINT OPTION(SM) (3, 4)
           (Joint 5% For Life GMWB with Bonus and 5-Year Step-Up)

      ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1) May not be selected in combination with either the 4% or 5% Contract Enhancement.

(2) If selected, premium payments will not be accepted after the first contract year.

(3) For Non-Qualified plans, spousal joint ownership required. Please ensure the Joint Ownership section on Page 1 (including the "Relationship to Owner" box) is properly completed.

(4) For Qualified plans, 100% spousal primary beneficiary designation required. Please ensure the Primary Beneficiary section on Page 1 (including the "Relationship to Owner" box) is properly completed.

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INITIAL PREMIUM                                                          INCOME DATE
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Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)    If an Income Date is not specified, age 90 (age 70 1/2
                                                                         for Qualified Plans) of the Owner will be used.
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CAPITAL PROTECTION PROGRAM
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 __ Yes __ No    If "No", please proceed to the Premium Allocation Section.
                 (If no selection is made, JNL(R) will default  to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program?
SELECT ONLY ONE.

 __ 1-Year    __ 3-Year    __ 5-Year    __ 7-Year

Now that you have selected a Fixed Account Option for the Capital Protection
Program, indicate how you would like the balance of your initial premium allocated using the Premium Allocation Section on the following page.
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                                                                                                                  Page 2 of 5
VDA 310                                                                                                           V5673 01/07

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                                                                                TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                        WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER          PORTFOLIO                                       NUMBER          PORTFOLIO
196 __% JNL/AIM Large Cap Growth                                222 __% JNL/Mellon Capital Mgmt Nasdaq(R) 15
206 __% JNL/AIM Real Estate                                     074 __% JNL/Mellon Capital Mgmt S&P 24
195 __% JNL/AIM Small Cap Growth                                223 __% JNL/Mellon Capital Mgmt Value Line(R) 25
066 __% JNL/Credit Suisse Global Natural Resources              096 __% JNL/Mellon Capital Mgmt Dow Dividend
068 __% JNL/Credit Suisse Long/Short                            225 __% JNL/Mellon Capital Mgmt VIP
115 __% JNL/Eagle Core Equity                                   054 __% JNL/Mellon Capital Mgmt Enhanced S&P 500
116 __% JNL/Eagle SmallCap Equity                                       Stock Index
150 __% JNL/FMR Balanced                                        173 __% JNL/Oppenheimer Global Growth
101 __% JNL/FMR Mid-Cap Equity                                  078 __% JNL/PIMCO Real Return
062 __% JNL/Franklin Templeton Founding Strategy                127 __% JNL/PIMCO Total Return Bond
069 __% JNL/Franklin Templeton Global Growth                    105 __% JNL/Putnam Equity
075 __% JNL/Franklin Templeton Income                           148 __% JNL/Putnam Midcap Growth
064 __% JNL/Franklin Templeton Mutual Shares                    104 __% JNL/Select Balanced
208 __% JNL/Franklin Templeton Small Cap Value                  103 __% JNL/Select Global Growth
207 __% JNL/Goldman Sachs Mid Cap Value                         102 __% JNL/Select Large Cap Growth
076 __% JNL/Goldman Sachs Short Duration Bond                   107 __% JNL/Select Money Market
113 __% JNL/JPMorgan International Equity                       179 __% JNL/Select Value
126 __% JNL/JPMorgan International Value                        111 __% JNL/T. Rowe Price Established Growth
077 __% JNL/Lazard Emerging Markets                             112 __% JNL/T. Rowe Price Mid-Cap Growth
132 __% JNL/Lazard Mid Cap Value                                149 __% JNL/T. Rowe Price Value
131 __% JNL/Lazard Small Cap Value                              136 __% JNL/Western Asset High Yield Bond
123 __% JNL/Mellon Capital Mgmt S&P 500(R) Index                110 __% JNL/Western Asset Strategic Bond
124 __% JNL/Mellon Capital Mgmt S&P(R) 400                      109 __% JNL/Western Asset U.S. Government & Quality Bond
        MidCap Index
128 __% JNL/Mellon Capital Mgmt Small Cap Index                 THE FOLLOWING 8 OPTIONS ARE S&P MANAGED PORTFOLIOS
129 __% JNL/Mellon Capital Mgmt International Index             227 __% JNL/S&P Managed Conservative
133 __% JNL/Mellon Capital Mgmt Bond Index                      226 __% JNL/S&P Managed Moderate
145 __% JNL/Mellon Capital Mgmt Dow(SM) 10                      117 __% JNL/S&P Managed Moderate Growth
193 __% JNL/Mellon Capital Mgmt S&P 10                          118 __% JNL/S&P Managed Growth
183 __% JNL/Mellon Capital Mgmt Global 15                       119 __% JNL/S&P Managed Aggressive Growth
184 __% JNL/Mellon Capital Mgmt 25                              070 __% JNL/S&P Disciplined Moderate
186 __% JNL/Mellon Capital Mgmt Select Small-Cap                071 __% JNL/S&P Disciplined Moderate Growth
224 __% JNL/Mellon Capital Mgmt JNL 5                           072 __% JNL/S&P Disciplined Growth
079 __% JNL/Mellon Capital Mgmt JNL Optimized 5
                                                                FIXED ACCOUNT OPTIONS
__ CHECK HERE FOR  AUTOMATIC  REBALANCING.  Only the            041 __% 1-year          043 __% 3-year
Portfolios selected  above and the 1-year Fixed Account         045 __% 5-year          047 __% 7-year
(if selected) will participate in the program. The 3-, 5-
and 7-year Fixed Accounts are not available for Automatic       DCA+ ($15,000 CONTRACT MINIMUM)
Rebalancing.                                                    030 __% 6-month   IF DCA+ IS SELECTED, YOU MUST ATTACH
                                                                032 __% 12-month  THE SYSTEMATIC INVESTMENT FORM (V5385).
Frequency: __ Monthly     __ Quarterly
           __Semi-Annual  __ Annual                             DCA+ provides an automatic monthly transfer to the selected
                                                                Portfolio(s) so the entire amount invested in this program,
Start Date:______________________                               plus earnings, will be transferred by the end of the DCA+ term selected.
If no date is selected, the program will begin one month/
quarter/half year/year (depending on the frequency you
selected) from the date JNL applies the first premium
payment.
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                         ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.
                      RESTRICTIONS MAY APPLY AT JNL'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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VDA 310                                                                                                                  V5673 01/07

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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                 ___ Yes      ____ No

By checking "Yes", I (We) authorize Jackson National Life(R) (JNL) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to JNL's administrative procedures. JNL has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine.

I (We) agree that JNL, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE, JNL WILL DEFAULT TO "NO" FOR RESIDENTS OF NORTH DAKOTA AND NEW HAMPSHIRE AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I  consent  ___ I do not  consent  ___ to  electronic  delivery  of  annual  and
semi-annual   reports,   quarterly   and  immediate   confirmation   statements,
prospectuses and prospectus supplements, and related correspondence (except ______________________) from Jackson National Life, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
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IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS

I (We) certify that:

__ I (We) do not have any existing life insurance policies or annuity contracts.

__  I (We) do have existing life insurance policies or annuity contracts.
    PRODUCER: IF THE APPLICANT DOES HAVE EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS YOU MUST PRESENT AND READ TO THE APPLICANT THE NOTICE REGARDING REPLACEMENT (X0512 - STATE VARIATIONS MAY APPLY) AND RETURN THE NOTICE, SIGNED BY BOTH THE PRODUCER AND THE APPLICANT, WITH THE APPLICATION.

                         COMPLETE X0512 WHERE REQUIRED
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REPLACEMENT
ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
__ YES  __  NO   IF "YES", COMPLETE THE FOLLOWING.
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Company Name              Contract No.          Anticipated Transfer Amount
                                                $
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Company Name              Contract No.          Anticipated Transfer Amount
                                                $
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1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS, DEATH BENEFIT VALUES, AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.
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SIGNATURES
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Owner's Signature               DATE SIGNED (MM/DD/YYYY)

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STATE WHERE SIGNED              Joint Owner's Signature

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Annuitant's Signature           Joint Annuitant's Signature (if other than Joint
(if other than Owner)           Owner)

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                                                                     Page 4 of 5
VDA 310                                                              V5673 01/07

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PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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PRODUCER/REPRESENTATIVE'S CERTIFICATION REGARDING SALES MATERIAL
Important Note: Complete this certification section only if the applicant answered affirmatively to the Statement Regarding Existing Policies or Annuity
Contracts AND answered "Yes" to EITHER question 1 or 2 on the Notice Regarding
Replacement (Form X0512 - state variations may apply).

I certify that:

__ I did not use sales material(s) during the presentation of this JNL product to the applicant.

__ I used only JNL-approved sales material(s) during the presentation of this JNL product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.
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PRODUCER/REPRESENTATIVE'S STATEMENT
I have read JNL's Position With Respect to the Acceptability of Replacements
(XADV5790 - state variations may apply) and ensure that this replacement is consistent with that position. By signing this form, I certify that the statement regarding any applicable life insurance policies or annuity contracts and the statement regarding sales material have been answered correctly to the best of my knowledge.

I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate.
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Producer/Representative's Full Name  (First)    (Middle)        (Last)            Phone No. (include area code)
(please print)

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Producer/Representative's Signature                                               Date Signed (mm/dd/yyyy)

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Address (number and street)                             City, State, ZIP (xxxxx-xxxx)

----------------------------------------------------------------------------------------------------------------
E-Mail Address                           Contact your home office for program information.
                                            __ Option A   __ Option B   __ Option C
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Broker/Dealer Name              Broker/Dealer Representative No.                JNL Producer/Representative No.

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

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External Account No. (if applicable)            Trade No. (if applicable)

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ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW
MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

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                     MAILING ADDRESS AND CONTACT INFORMATION
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IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

          REGULAR MAIL                     OVERNIGHT MAIL
          ------------                     --------------
      JNL(R) Service Center              JNL Service Center
         P.O. Box 17240                  7601 Technology Way
      Denver, CO 80217-0240               Denver, CO 80237

CUSTOMER CARE: 800/766-4683 (8:00 a.m. to 8:00 p.m. ET)
                   FAX: 800/943-6761
               E-MAIL: contactus@jnli.com
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IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

          REGULAR MAIL                     OVERNIGHT MAIL
          ------------                     --------------
     JNL/IMG Service Center            JNL/IMG Service Center
         P.O. Box 30392                    1 Corporate Way
       Lansing, MI 48909                  Lansing, MI 48951

CUSTOMER CARE: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                   FAX: 517/706-5540
               E-MAIL: contactus@jnli.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
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                                                                     Page 5 of 5
VDA 310                                                              V5673 01/07